Exhibit 99.2
Second Quarter 2009 Financial Results August 5, 2009

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found on our website at www.ForestarGroup.com. 2

Reserves Disclosure The process of estimating oil and gas reserves is complex involving decisions and assumptions in evaluating the available geological, geophysical, engineering and economic data. Accordingly, these estimates are imprecise. Actual future production, oil and gas prices, revenues, taxes, and quantities of recoverable oil and gas reserves will vary from those estimated. Any variance could materially affect the estimated quantities and present value of reserves. In addition, we may adjust estimates of reserves to reflect production history, results of exploration and development, prevailing oil and gas prices and other factors, many of which are beyond our control.As required by SEC regulations, we base the estimated discounted future net cash flows from our reserves on prices and costs in effect at year-end. However, actual future net cash flows from our properties will be affected by factors such as: supply of and demand for oil and gas; actual prices we receive for oil and gas; actual operating costs; the amount and timing of actual production; and changes in governmental regulations or taxation. The timing of both the production and the incurrence of expenses in connection with the development and production of our properties will affect the timing of actual future net cash flows from reserves, and thus their actual present value. In addition, the 10% discount factor we use when calculating discounted future net cash flows, which is required by the SEC, may not be the most appropriate discount factor based on interest rates in effect from time to time and risks associated with us or the oil and gas industry in general. Any material inaccuracies in our reserve estimates or underlying assumptions will materially affect the quantities and present value of our reserves, which could adversely affect our business, results of operations and financial condition. 3

2nd Qtr. 2009 Strategic Initiatives Progress

- Sold 75,000 acres – $120 million
- Reduced debt over $110 million
- Reduced investment in real estate development
- Lowered operating and general and administrative expenses
- Improved minerals transparency and disclosure

- Executed 20,000 acre sale agreement – $39.5 million
- Senior credit facility amended to provide option for maturity extension through July 2012

Significant progress executing near-term strategic initiatives despite difficult market conditions

FORESTAR | *Acres and dollars are approximate* 4

Second Quarter 2009 Results 5 ($ in Millions, except per share data) 2nd Qtr 2009 2nd Qtr 2008 1st Qtr 2009 Net Income $50.9 $ 9.6 ($ 3.9) Earnings Per Share - Diluted $1.41 $0.27 ($0.11) 2nd Qtr 2009 results include a gain of $1.37 per share (after-tax) from the sale of 75,000 acres of timberland for approximately $120 million. 2nd Qtr 2009 weighted average diluted shares outstanding were 36.0 million

Segment Earnings 6 6 2nd Qtr 2009 real estate segment results include a ($4.1) million loss from equity in unconsolidated ventures principally related to impairment expense from a real estate project located near Atlanta, Georgia2nd Qtr 2008 real estate segment results include a ($3.5) million charge principally related to environmental remediation activities at our San Joaquin River project located near Antioch, California 2nd Qtr 2008 mineral resources segment earnings include $18.5 million in lease bonus payments associated with leasing over 47,000 net mineral acres

2nd Qtr 2009 Results and Key Performance Indicators

Real Estate Segment KPI's 8 8 * Includes 100% of venture activity

Real Estate Pipeline - 2nd Qtr 2009 Note: Estimated acres and lots may vary Real Estate Undeveloped In Entitlement Process Entitled Developed and Under Development Total Acres* Undeveloped Land Owned 223,380 230,257 Ventures 6,877 230,257 Residential Owned 28,535 7,929 718 44,230 Ventures 1,080 4,585 1,383 44,230 Commercial Owned 3,985 1,056 520 6,334 Ventures 518 255 6,334 Total Acres 230,257 33,600 14,088 2,876 280,821 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,676 4,109 29,785 9 *Excludes Forestar's 58% ownership interest in the Ironstob venture which controls approximately 16,000 acres of undeveloped land

Mineral Resources Segment KPI's 10 10 * Includes 100% of venture activity

Fiber Resources Segment KPI's 11 11

Near-Term Strategic Initiatives 12

Maximizing Shareholder Value 13 Strategy Near-Term Strategic Initiatives Real EstateEntitlement and development Generate significant cash flow, principally from the sale of approximately 175,000 acres of HBU timberland Natural ResourcesValue realization Improve minerals transparency and disclosure GrowthDisciplined and strategic investment Positive cash flow through reduced investment in development and lower costs

Land Sales Initiatives Institutional Sale #2 20,000 acres $1,975 per acre $39.5 million Institutional Sale #1 75,000 acres $1,600 per acre $120 million 14 Sale #1 Sale #2

HBU Timberland Sale Initiatives 15 Acres (in thousands) Acres (in thousands) Acres (in thousands) Market Segment To be Sold In Process Closed Institutional 75 - 125 ~ 25 95 Special Use / Conservation 40 - 50 ~ 30 - Retail - Small Tract 30 - 50 ~ 25 - Total 175 ~ 80 95 HBU timberland sales are structured to maximize interest across buyer segments

Balance Sheet Leverage and Liquidity 16 16 * Consolidated venture debt is principally non-recourse to Forestar In July 2009 we amended our senior credit facility to provide option for maturity extension through July 2012 Note: Income taxes associated with sale to Hancock Timber Resource Group will be paid in 3rd Qtr 2009

Reduce Investment in Development Targeted 75% Reduction in 2009*2006 - 2008 average ~ $90 million per year Investment in Development YTD 2nd Qtr 2009 ($ in Millions) YTD 2009 YTD 2008 Change Investment in Development $14.6 $50.8 Contribution to Resort at Cibolo Canyons ($4.0) ($14.0) Net Investment in Development $10.6 $36.8 (71%) Note: Includes investment in wholly-owned and consolidated real estate projects * Compared with 3 year average and excluding commitment to JW Marriott Resort at Cibolo Canyons 17

Lowering Operating and G&A Costs General and administrative expenses down 20% 2nd Qtr 2009 vs. 2nd Qtr 2008* Operating expenses down 15% 2nd Qtr 2009 vs. 2nd Qtr 2008** * Excludes share-based compensation expense** Excludes share-based compensation expense and ($3.5) million charge principally related to environmental remediation activities at our San Joaquin River project located near Antioch, CA 18

Mineral Resources Transparency and Disclosure 19

Minerals Strategy and Disclosure Minerals Strategy and Disclosure 20 Minerals Value Creation Minerals website: www.ForestarMinerals.com

Forestar Mineral Resources - Value Creation 21 21 * Wells are owned by third-party lessee / operator** Excludes two producing wells in a real estate project located on 249 net mineral acres in Colorado Second Quarter 2009 Minerals Value Creation

Forestar Minerals Located in a Prolific Region 22 East Texas and Louisiana represent a significant component of estimated natural gas reserve and resource volume in the continental U.S. * Source: Energy Information Agency and Oil and Gas Investor Target Formations Note: Barnett Shale operation in a venture East Texas and Gulf Coast Basins Frio / Hackberry Yegua / Cockfield Wilcox Austin Chalk Rodessa James Lime Pettit (Sligo) Travis Peak (Hosston) Cotton Valley Bossier Haynesville Fort Worth Basin Barnett Shale nesville Gulf Coast Basin Forestar

Our Share of Estimated PDP Reserves and Value Proved Developed Producing (PDP) Reserves Represent Only One Component of Value Actual future net cash flows from our properties will be affected by factors such as: supply of and demand for oil and gas; actual prices we receive for oil and gas; actual operating costs; the amount and timing of actual production; and changes in governmental regulations or taxation. *Bcfe - Billion Cubic Feet Equivalent**PV10 - Present Value at 10% (before income taxes)***Estimate of future net cash flows from PDP reserves after deducting estimated severance and ad valorem taxes but before deducting estimates of future income taxes (actual results may vary)**** Wells owned by third-party lessee / operator 23 Year End 2008 Forestar PDP ReservesPDP Reserves = 10.3 Bcfe*PDP PV10** = $31.9 millionUndiscounted Future Net Cash Flows = $52.4 million***One component of value in 439 wells 26,000 net mineral acres < 5% of mineral acres ****

Forestar Minerals Opportunity 24 Continental U.S. Natural Gas Estimates (TCF*)2261,485 The process of estimating oil and gas reserves is complex involving decisions and assumptions in evaluating available geological, geophysical, engineering and economic data. Accordingly, these estimates are imprecise. Actual future production, oil and gas prices, revenues, taxes, and quantities of recoverable oil and gas reserves will vary from those estimated. Proved Developed Producing (PDP) Proved Behind Pipe (PBP) Proved Undeveloped (PUD) Probable Possible Resource Proven Unproven Source: Energy Information Agency and Oil and Potential Gas Committee*TCF - Trillion Cubic Feet Proved Developed Producing (PDP) Reserves Represent Only One Component of Value Reserves

Texas and Louisiana Operators and Formations



Fort Worth Basin
Parker
Tarrant
Hood
Johnson
Rusk
Panola
De Soto
Red River
Bienville
Anderson
Cherokee
Shelby
Natchitoches
Nacogdoches
Sabine
Louisiana
Houston
San Augustine
Sabine
Angelina
Vernon
Trinity
Madison
Polk
Tyler
Jasper
Newton
Walker
Beauregard
Allen
San Jacinto
Texas
Hardin
Calcasieu
Liberty
Orange
Held by Production
Leased
Available for Lease

Active Formations

East Texas and Gulf Coast Basins

- Frio / Hackberry
- Yegua / Cockfield
- Wilcox
- Austin Chalk
- Rodessa
- James Lime
- Pettit (Sligo)
- Travis Peak (Hosston)
- Cotton Valley
- Bossier
- Haynesville

Fort Worth Basin

- Barnett Shale

Significant Lessees and Operators

Anadarko	Devon Energy	EOG Resources	Mid-States Petroleum
Cabot Oil & Gas	El Paso E&P	Katy Resources	Union Oil & Gas
Chesapeake	EnCana	Newfield Exploration	

FORESTAR | *Barnett Shale operation in a venture*
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Significant Lessees and Operators Energen Resources Alabama and Georgia Mineral Acreage Georgia and Alabama 257,000 net mineral acres 9,000 leased 248,000 available for lease LeasedAvailable for Lease Appalachian Basin 26 Oil and Gas Shale Formations Conuasuaga Floyd Chattanooga Alabama Georgia

2009 Texas Leasing and Well Activity

8,600 Acres Leased; 15 Wells Producing and Selling



Fort Worth Basin
Parker
Tarrant
Hood
Johnson
Chesapeake: 5 wells
Devon: 1 well
Cabot: 6 wells
Newfield: 2 wells
Anadarko: 1 well
Shelby
Cherokee
San Augustine
Nacogdoches
Houston
Angelina
Sabine
Trinity
Newton
Polk
Jasper
Tyler
Held by Production
Natural Gas Well
Leased in 2009
Leased Prior to 2009
Available for Lease

Target Formations

Wells	East Texas Basin	Leases
	Frio / Hackberry	
	Yegua / Cockfield	
	Wilcox	
✡	Austin Chalk	
	Rodessa	
✡	James Lime	✓
	Pettit (Sligo)	✓
	Travis Peak (Hosston)	✓
	Cotton Valley	✓
	Bossier	✓
	Haynesville	✓
	Fort Worth Basin	
✡	Barnett Shale	

FORESTAR | *Barnett Shale operation in a venture*
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2009 Louisiana Leasing and Well Activity

5,700 Acres Leased; 3 Wells Producing and Selling



Louisiana
Vernon
Rapides
Newton
Beauregard
Allen
Calcasieu
Union Oil & Gas: 3 wells
Held by Production
Natural Gas Well
Oil Well
Leased in 2009
Leased Prior to 2009
Available for Lease

Target Formations

Wells	Gulf Coast Basin	Leases
	Frio / Hackberry	
✡	Yegua / Cockfield	✓
	Wilcox	✓
	Austin Chalk	
	Rodessa	
	James Lime	
	Pettit (Sligo)	
	Travis Peak (Hosston)	
	Cotton Valley	
	Bossier	
	Haynesville	

FORESTAR | 28

Maximizing Shareholder Value

Strategy	Near-Term Strategic Initiatives	Progress
Real Estate *Entitlement and development*	• Generate significant cash flow, principally from sale of approximately 175,000 acres of HBU timberland	• 95,000 acres sold - ~$160 million • ~80,000 acres actively marketed
Natural Resources *Value realization*	• Improve minerals transparency and disclosure	• Estimated PDP reserves and value disclosure
Growth *Disciplined and strategic investment*	• Positive cash flow through reduced investment in development and lower costs	• YTD investment in development down 71% in 2009 vs. 2008 • YTD G&A expenses down 16% in 2009 vs. 2008*

FORESTAR |
* *Excludes share-based compensation expenses and costs paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal ($3.2 million)*

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